                                   EXHIBIT 4.1

                             PRECIS SMART CARD, INC.

____________                                                      ____________
NUMBER                                                            SHARES


____________                                                      ____________
               COMMON STOCK                                 PAR VALUE $.01
                                                            PER SHARE


                                                        CUSIP
THIS CERTIFICATE IS TRANSFERABLE
                                                        SEE REVERSE FOR CERTAIN
                                                        DEFINITIONS AND LEGENDS

              INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA

This Certifies that

is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF PRECIS SMART CARD, INC.

(hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and shall be held subject to the provisions of the State of Oklahoma and all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and any amendments thereto (copies of which are on file at the office of the Corporation), to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                 Dated:


                                                 COUNTERSIGNED AND  REGISTERED
                                                 UMB BANK, N.A.
                                                 (Kansas City, MO)
                                                 TRANSFER AGENT
                                                 AND REGISTRAR
                                                 BY

  /s/ LARRY E. HOWELL        /s/

CHIEF EXECUTIVE OFFICER        SECRETARY         AUTHORIZED OFFICER

                             PRECIS SMART CARD, INC.

         The Corporation is authorized to issue more than one class of stock and more than one series of preferred stock. The Corporation will furnish, upon request and without charge, a full statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock authorized to be issued by it, and the variations in the relative rights and preferences between the shares of each series of any preferred class so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of any preferred class. Such request may be made to the Secretary of the Corporation, or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common                  UNIF GIFT
TEN ENT -as tenants by the entireties          MIN ACT-________   Custodian__________
JT TEN  -as joint tenants with right                    (Cust)               (Minor)
         of survivorship and not as            Under Uniform Gifts to Minors Act_____________
         tenants in common                                                       (State)
                                               UNIF TRNFR
                                               MIN ACT-________   Custodian__________
                                                       (Minor)               (Cust)
                                               Under Uniform Transfers to Minors Act_____________
                                                                                       (State)

Additional abbreviations may also be used though not in the above list.

     For Value received,______________________________hereby
sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
__________________________________________________
______________________________________________________________________________

______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

______________________________________________________________________________
________________________________________________________________________Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________________________________________Attorney to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________________

                                      NOTICE:


                                      THE SIGNATURE(S) TO THIS
                                      ASSIGNMENT MUST CORRESPOND
                                      WITH THE NAME(S) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE
                                      IN EVERY PARTICULAR WITHOUT
                                      ALTERATION OR ENLARGEMENT
                                      OR ANY CHANGE WHATEVER.

                                      X__________________________________
                                            (SIGNATURE)

                                      X__________________________________
                                            (SIGNATURE)

THE SIGNATURE SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


____________________________________________
SIGNATURE(S) GUARANTEED BY:


____________________________________________